SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                            [X]

Filed by a Party other than the Registrant         [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                               BRAZOS MUTUAL FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                               BRAZOS MUTUAL FUNDS
                        REAL ESTATE SECURITIES PORTFOLIO


March __, 2004

Dear Shareholder:

      I ask for your vote on several important matters regarding changes to the Real Estate Securities Portfolio ("Fund"). The enclosed Proxy Statement discusses three Proposals to be voted upon by Fund shareholders. As a shareholder of the Fund, you are asked to review the Proxy Statement carefully and to cast your vote on the Proposals. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

      As discussed in more detail in the enclosed Proxy Statement, the Board of Trustees (the "Board") of Brazos Mutual Funds (the "Trust") has approved a recommendation by John McStay Investment Counsel, L.P. ("JMIC") to operate the Fund as an index fund. In this connection, the Board also has approved AIG Global Investment Corp. ("AIGGIC") to serve as subadviser for the Fund to manage its day-to-day investments. AIGGIC and its affiliated managers have extensive experience in managing index funds. These changes will result in a reduction in advisory fees. As a result, the expenses relating to your investment in the Fund likely will decrease.

      To implement these changes promptly, the Board approved new investment advisory agreements between JMIC and the Fund, and between JMIC and AIGGIC, to advise the Fund on an interim basis. In order for JMIC and AIGGIC to continue to serve as advisers for the Fund, shareholders will be asked to approve permanent investment advisory agreements. There is no change in the Fund's investment objective and limitations as a result of the proposed changes.

      Shareholders also will be asked to approve a policy whereby the Board may hire or replace subadvisers without shareholders approval, subject to applicable regulatory requirements.

      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by voting by telephone, through the Internet or in person. If we do not hear from you by __________, 2004, our proxy solicitor may contact you. If you have any questions about the proposals or the voting instructions, please call us at 1-800-___-____ or call _______________, our proxy solicitor, at
_____________.

                                            Very truly yours,



                                            -----------------------
                                            Wayne G. Willems
                                            Chairman and President
                                            Brazos Mutual Funds

                               BRAZOS MUTUAL FUNDS
                        REAL ESTATE SECURITIES PORTFOLIO

                          5949 Sherry Lane, Suite 1600
                               Dallas, Texas 75225

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 30, 2004
                            ------------------------


To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of the Real Estate Securities Portfolio ("Fund"), a series of Brazos Mutual Funds ("Trust"), will be held on Tuesday, March 30, 2004, at 2:00 p.m., Central time, at the offices of John McStay Investment Counsel, L.P., 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, for the following purposes:

      1. To approve a new investment advisory agreement with John McStay Investment Counsel, L.P. ("JMIC").

      2. To approve an investment subadvisory agreement between JMIC and AIG Global Investment Corp. ("AIGGIC") on behalf of the Fund.

      3. To approve a proposal to permit JMIC and the Trust's Board of Trustees to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements on behalf of the Fund without further shareholder approval.

      4. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Shareholders of record as of the close of business on February 20, 2004, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                            By Order of the Board of Trustees


                                            Wayne G. Willems
                                            President

March __, 2004
Dallas, Texas

--------------------------------------------------------------------------------


                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

          It is important that you vote even if your account was closed after the February 20, 2004 Record Date.

      Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the proposals described above.

      To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly.

      As an alternative to using the proxy card to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll free number listed on the enclosed proxy card(s). To vote via the Internet, please access the website listed on your proxy card(s). Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the "control" number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of a Trust may be voted only in person or by written proxy. If we do not receive your completed proxy card by __________, 2004, you may be contacted by our proxy solicitor.

      If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons as set forth in the voting instructions on the proxy cards, they will not be voted.


--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

                1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

                2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

                3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                REGISTRATION                              VALID SIGNATURE
                ------------                              ---------------

    Corporate Accounts

    (1)  ABC Corp..................................      ABC Corp.
                                                         John Doe, Treasurer

    (2)  ABC Corp..................................      John Doe, Treasurer

    (3)  ABC Corp. c/o John Doe, Treasurer.........      John Doe

    (4)  ABC Corp. Profit Sharing Plan.............      John Doe, Trustee

    Partnership Accounts

    (1)  The XYZ Partnership.......................      Jane B. Smith, Partner

    (2)  Smith and Jones, Limited Partnership......      Jane B. Smith, General
                                                         Partner
    Trust Accounts

    (1)  ABC Trust Account.........................      Jane B. Doe, Trustee

    (2)    Jane B. Doe, Trustee u/t/d 12/28/78.....      Jane B. Doe

    Custodial or Estate Accounts

    (1)  John B. Smith, Cust. f/b/o

         John B. Smith, Jr.,

         UGMA/UTMA.................................      John B. Smith

    (2)  Estate of John B. Smith...................      John B. Smith, Jr.,
                                                         Executor

                               BRAZOS MUTUAL FUNDS
                        REAL ESTATE SECURITIES PORTFOLIO

                          5949 Sherry Lane, Suite 1600
                               Dallas, Texas 75225

                             -----------------------

                                 PROXY STATEMENT
                            ------------------------

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 30, 2004

      These proxy materials include a Notice of Special Meeting of Shareholders, a Proxy Statement, and a proxy card. These proxy materials are being sent to the shareholders of the Real Estate Securities Portfolio ("Fund"), a series of Brazos Mutual Funds ("Trust"), on behalf of the Trust's Board of Trustees ("Board"), in connection with a special meeting of shareholders of the Fund to be held at the offices of John McStay Investment Counsel, L.P., 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 on March 30, 2004, at 2:00 p.m. Central time and any adjournments thereof (each a "Meeting").

      This proxy statement will give you the information you need to vote on the matters listed on the previous page. Much of the information in this proxy statement is required under Securities and Exchange Commission ("SEC") rules and, therefore, is quite detailed. The approximate mailing date of this Proxy Statement is March __, 2004. If there is anything you do not understand, please contact us at 1-800-___-____.

      The Trust is organized as a Delaware statutory trust, and as such is governed by a board of trustees.

      Shareholders of record as of the close of business on February 20, 2004 ("Record Date"), are entitled to vote at the Meeting. Information as to the number of outstanding shares for the Fund as of the record date is set forth below:

      ---------------------------------------------------------------------
         TOTAL        NUMBER OF     NUMBER OF    NUMBER OF     NUMBER OF
        NUMBER         CLASS N       CLASS Y      CLASS B      CLASS II
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

      Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix A, as of January 31, 2004, JMIC does not know of any person who owns beneficially or of record 5% or more of any class of shares of the Fund or 25% of the total number of shares of the Fund. As of that same date, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of the Fund's outstanding shares.

SOLICITATION OF PROXIES

      The solicitation of proxies, the cost of which will be borne by John McStay Investment Counsel ("JMIC"), will be made by mail, telephone and via the Internet. The Trust's officers and employees of JMIC who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. The Fund has engaged the services of [_____________ ("___")] to assist them in the solicitation of proxies for the Meeting. [_______] will be paid approximately $[______] for proxy solicitation services. The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The cost associated with the solicitation of proxies will be borne by [_____________]. [________] may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

      COPIES OF THE TRUST'S MOST RECENT ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE TRUST'S ANNUAL REPORT BY WRITING THE TRUST AT [__________________] OR BY CALLING 1-800-[________].

                                  INTRODUCTION
                                  ------------

      The Board, including a majority of its members who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), recently approved recommendations by JMIC to operate the Fund as an index fund and to hire AIGGIC to serve as subadviser for the Fund to manage its day-to-day investments. These changes will result in a reduction in advisory fees. As a result, the expenses relating to your investment in the Fund likely will decrease. There is no change in the Fund's investment objective and limitations as a result of the proposed changes.

      To implement these changes promptly, the Board, effective on January 26, 2004, terminated the prior investment advisory agreement between the Fund and JMIC ("Former Agreement") and approved a new interim investment advisory agreement with JMIC ("Interim Advisory Agreement") and an interim investment subadvisory agreement ("Interim Subadvisory Agreement") between JMIC and AIG Global Investment Corp. ("AIGGIC") (collectively referred to as the "Interim Agreements"). These Interim Agreements, which became effective on January 26, 2004, were approved in accordance with Rule 15a-4 under the 1940 Act.

      Under the Interim Agreement, JMIC serves as manager and investment adviser for the Fund and provides portfolio management oversight of the Fund's assets managed by AIGGIC, rather than directly managing the Fund's assets. The compensation under the Interim Agreement will be less than the compensation JMIC would have received under the Former Agreement due to the decision to operate the Fund as an index fund. Under the Interim Subadvisory Agreement, AIGGIC provides the Fund with a continuous investment program over the Fund's assets for which JMIC, and not the Fund, pays AIGGIC an annual fee.

      The Interim Agreements typically will terminate by June 24, 2004. Thus, the Board is asking shareholders to approve a new investment advisory agreement ("Advisory Agreement") between the Fund and JMIC and an investment subadvisory agreement ("Subadvisory Agreement") between JMIC and AIGGIC, on behalf of the Fund.

      Under the Interim Advisory Agreement and the Advisory Agreement, the annualized advisory fee paid to JMIC by the Fund is reduced from 0.90% to 0.40% of the Fund's average daily net assets. The fees to be paid to AIGGIC by JMIC (and not the Fund) will equal 0.15% of the Fund's average daily net assets. As a result, the overall expenses of the Fund are expected to decrease.

      In addition, the Board is asking Fund shareholders to approve a policy to permit JMIC and the Board to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements on behalf of the Fund without further shareholder approval. As further explained below, this policy would only apply with respect to those subadvisers that are not affiliated with JMIC and would eliminate costly expenses related to shareholder votes, for which the Fund may bear some of the costs.

      PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN JMIC AND THE FUND.

      During the November 12, 2003 regular Board meeting, JMIC discussed preliminarily with the Board certain proposed changes to the Fund. At an in person meeting of the Board on January 14, 2004, JMIC formally recommended that the Fund be managed as an index fund and that AIGGIC be retained to manage the Fund's assets. In this connection, at the January 14, 2004 meeting, the Board approved the termination of the Former Agreement. The Board also approved at this meeting the Advisory Agreement pending shareholder approval. The Advisory Agreement is substantially similar to the Fund's current Interim Advisory Agreement and the Fund's Former Agreement. Under the Advisory Agreement, JMIC will have the same duties and responsibilities and will receive the same compensation as under the Interim Advisory Agreement. In addition, except as noted below, JMIC also will have the same duties and responsibilities as under the Former Agreement. The proposed Advisory Agreement is attached as Appendix B. The description of the proposed Advisory Agreement provided below is qualified in its entirety by the actual agreement attached hereto.

      COMPARISON BETWEEN (1) THE FORMER AGREEMENT AND (2) THE INTERIM ADVISORY AGREEMENT AND THE ADVISORY AGREEMENT

      The main difference between the Interim Advisory Agreement and the Advisory Agreement (collectively, the "New Agreements") on the one hand, and the Former Agreement, on the other hand, is the change of JMIC's role under the New Agreements. Under the Former Agreement, JMIC's role was to provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents in the Fund, and to determine what securities and other investments would be purchased, retained or sold by the Fund. Under the New Agreements, JMIC oversees the management of the Fund's portfolio by one or more investment subadvisers, rather than managing the Fund themselves. Such oversight includes reviewing prospective subadvisers, selecting such subadvisers, and monitoring and evaluating their performance. JMIC will report to the Trust's Board the results of its evaluation, supervision, and monitoring duties and will make recommendations to the Board concerning the renewal, modification or termination of subadvisory agreements. The New Agreements also permit JMIC to delegate its duties under those Agreements to a subadviser. The Former Agreement did not have similar provisions.

      Under the New Agreements, for both the services provided and the expenses assumed with respect to the Fund, the Fund will pay to JMIC a fee, computed daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of the Fund. This fee is less than the fee payable to JMIC in the Former Agreement, which had an annual management fee of 0.90% of the Fund's average daily net assets.

      Under both the Former Agreement and the New Agreements, JMIC will not be liable for any error in judgment, mistake of law or for any loss suffered by the Fund or its shareholders in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JMIC in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreements. Both the Former Agreement and the New Agreements provide that the Trustees of the Trust and Fund shareholders will not be liable for any obligations of the Fund or the Trust under the Agreements, and that JMIC will look only to the assets and property of the Trust in settlement of any rights or claims under the Agreements.

      Both the Former Agreement and the New Agreements terminate automatically upon assignment and are terminable at any time without penalty by the Board or by vote of the holders of a majority of a Fund's outstanding voting securities or, without penalty, by JMIC on 90 days' written notice to the Fund.

      If approved by the Fund's shareholders, the Advisory Agreement will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Advisory Agreement will continue in effect if it is approved at least annually by a vote of a Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of those Trustees who are not "interested persons," as defined by the 1940 Act, of the Fund or JMIC, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

      The Former Agreement is dated June 25, 1999 and was last submitted to a vote of shareholders of the Fund on that date. Under the Former Agreement, the Fund paid (or accrued) investment advisory fees to JMIC in the amount of $[______] during the fiscal year ended November 30, 2003. Had the proposed
Advisory Agreement been in effect, the Fund would have paid (or accrued) investment advisory fees to JMIC in the amount of $[_____] during that period, resulting in a reduction of ____%.

      Further information about JMIC is set forth in APPENDIX C.

COMPARISON OF THE INTERIM ADVISORY AGREEMENT AND THE ADVISORY AGREEMENT

      The Interim Advisory Agreement and the Advisory Agreement are substantially similar, with the only real differences stemming from the provisional nature of the Interim Advisory Agreement pursuant to the requirements of Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement is only effective for 150 days from the termination date (June 24, 2004) of the Former Agreement, not two years from the date of adoption as under the Advisory Agreement, and 60 days' written notice is required for termination of the Interim Advisory Agreement by the Fund, rather than the 90 days' written notice required under the Advisory Agreement. Termination by JMIC requires 90 days' written notice under the Advisory Agreement. In addition, the Advisory Agreement specifically states that the Advisory Agreement will terminate upon its assignment (as defined in the 1940 Act).


EVALUATION BY THE BOARD

      During its November 12, 2003 regular meeting, the Board held preliminary discussions with JMIC regarding the recommended changes to the Fund. At a special in person meeting on January 14, 2004, the Board formally considered and approved the recommended changes and related advisory agreements. In connection with its consideration of the advisory agreements, the Board prepared, with the assistance of counsel, a due diligence request that was presented to JMIC and to AIGGIC. Responses to these requests were provided to, and considered by, the Board at the January 14, 2004 meeting.

      In considering the Advisory Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the services now being provided by JMIC; (2) the nature, quality, and scope of such services as well as the Fund's investment performance; (3) the nature and scope of the services to be provided to the Fund by JMIC under the Advisory Agreement; (4) the ability of JMIC to provide such services; and (5) the potential effect of the Advisory Agreement on shareholders. The Trustees reviewed the proposed fees payable to JMIC under the Advisory Agreement. The Board also considered the management or advisory fees paid by other investment companies with similar objectives and characteristics.

      The Board concluded that it believes the Advisory Agreement to be fair and in the best interests of Fund shareholders. In reaching this conclusion, the Board noted: (1) the decrease in the management fee payable to JMIC due to the decision to operate the Fund as an index fund; (2) that the proposed fees are consistent with the fees for investment companies with similar objectives and characteristics; and (3) the ability of JMIC to effectively oversee, monitor and report on the performance of AIGGIC in managing the Fund's assets.

      After full consideration of these and other factors, the Board, including the independent Trustees, approved the Advisory Agreement and authorized the submission of the Advisory Agreement to the Fund's shareholders for their approval at the Meeting.

REQUIRED VOTE

      Approval of Proposal 1 requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                   THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
                                "FOR" PROPOSAL 1.

                    ----------------------------------------


               PROPOSAL 2: TO APPROVE A NEW SUBADVISORY AGREEMENT

      JMIC proposed to the Board, and the Board approved at its meeting on January 14, 2004, the Subadvisory Agreement between JMIC and AIGGIC. The Subadvisory Agreement is substantially similar to the Interim Subadvisory
Agreement adopted by the Board on the same date. The proposed Subadvisory Agreement is attached as APPENDIX D. The description of the proposed Subadvisory Agreement provided below is qualified in its entirety by the actual agreement attached hereto. Further information regarding AIGGIC is set forth in APPENDIX E.

PROPOSED SUBADVISORY AGREEMENT

      Under the Subadvisory Agreement, AIGGIC would be responsible, subject to the supervision of the Board and JMIC, for the actual investment management of the Fund's assets, including placing purchase and sell orders for investments and for other related transactions. AIGGIC agrees to provide a continuous investment program for the Fund's assets, including investment research and management. The Subadvisory Agreement recognizes that AIGGIC may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the subadviser with research, analysis, advice or similar services.

      The Subadvisory Agreements also provides that AIGGIC will: (1) maintain all books and records required to be maintained by the Fund pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund, surrender promptly to the Fund or JMIC any such records upon the request of the Fund or JMIC, and furnish the Board and JMIC with such periodic and special reports as the Board or JMIC may reasonably request; (2) make available to the Board and JMIC at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Fund and to consult with the Board and JMIC regarding the investment affairs of the Fund, including economic, statistical and investment matters relevant to AIGGIC's duties under the Agreement; and (3) provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of AIGGIC, for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

      The Subadvisory Agreement provides that AIGGIC will not be liable for any error of judgment, mistake of law or for any loss suffered by the Fund, its shareholders, the Trust or JMIC in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of AIGGIC in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. In addition, AIGGIC will not have any responsibilities for any other series of the Trust.

      The Subadvisory Agreement provides that the Fund, by the vote of a majority of the Board of Trustees or a majority of its outstanding voting securities, may terminate the Agreement, without penalty, on 60 days' written notice to AIGGIC and AIGGIC or JMIC may terminate the Agreement, without penalty, on 90 days' written notice to the other party. The Subadvisory Agreement is automatically terminable upon assignment as defined in the 1940 Act.

      Under the Subadvisory Agreement, for the services performed and the expenses assumed, AIGGIC would receive a subadvisory fee from JMIC (not the Fund), computed daily and paid monthly, at an annual rate of 0.15% of the Fund's average daily net assets under AIGGIC's management.

      If approved by the Fund's shareholders, the Subadvisory Agreement will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Subadvisory Agreement will continue in effect if it is approved at least annually by a vote of the Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

COMPARISON OF THE INTERIM SUBADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENT

      The Interim Subadvisory Agreement and the Subadvisory Agreement are substantially similar. Some of the differences between these Agreements stem from the provisional nature of the Interim Subadvisory Agreement and the requirements of Rule 15a-4 of the 1940 Act. The Interim Subadvisory Agreement is only effective for 150 days from the termination date of the Former Agreement (June 24, 2004), not for two years from the date of adoption as under the Subadvisory Agreement, and 60 days' written notice is required for termination of the Interim Subadvisory Agreement by either JMIC or AIGGIC, rather than the 90 days' written notice required under the Subadvisory Agreement. Termination by the Fund requires 60 days' written notice under both the Interim Subadvisory and Subadvisory Agreements. In addition, the Subadvisory Agreement specifically states that the Subadvisory Agreement will terminate upon its assignment or the termination of the Advisory Agreement.

EVALUATION BY THE BOARD

      The Board met in person on January 14, 2004 to consider and approve the Subadvisory Agreement, pending shareholder approval. In connection with the advisory agreements, the Board prepared, with the assistance of counsel a due diligence request that was presented to JMIC and to AIGGIC. Responses to these requests were provided to, and considered by, the Board at this meeting.

      In considering the Subadvisory Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the services to be provided by AIGGIC; (2) AIGGIC's experience in managing index funds; (3) AIGGIC's performance in managing index funds generally; (4) any changes to the Fund's investment strategy including indexing to a new benchmark index; and (5) the potential effect of the Subadvisory Agreement on shareholders. The Trustees reviewed the proposed subadvisory fees payable to AIGGIC by JMIC (and not the Fund) under the Subadvisory Agreement. The Board also considered the management or advisory fees paid by other investment companies with similar objectives and characteristics.

      The Board concluded that it believes the Subadvisory Agreement to be fair and in the best interests of Fund shareholders. In reaching this conclusion, the Board noted: (1) the extensive experience of AIGGIC in managing index funds; (2) the decrease in the management fee payable to JMIC and, thus, the anticipated lower annual expense ratios for the Fund due to the decision to operate the Fund as an index fund; (3) that the proposed fees are consistent with the fees for investment companies with similar objectives and characteristics; and (4) the similar performance of the index to be used by AIGGIC for the Fund to the Fund's prior performance and that of the current benchmark index.

      After full consideration of these and other factors, the Board, including the independent Trustees, approved the Subadvisory Agreement and authorized the submission of the Subadvisory Agreement to the Fund's shareholders for their approval at the Meeting.

REQUIRED VOTE

      Approval of Proposal 2 requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.
                       -----------------------------------

      PROPOSAL 3: TO APPROVE A POLICY TO PERMIT JMIC AND THE BOARD TO APPOINT AND REPLACE SUBADVISERS, TO ENTER INTO SUBADVISORY AGREEMENTS AND TO APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS ON BEHALF OF THE FUND WITHOUT FURTHER SHAREHOLDER APPROVAL.

      At its meeting on January 14, 2004, the Board approved, and recommended that the shareholders of the Fund also be asked to approve, a policy to permit JMIC, subject to the approval of the Board, to appoint and replace subadvisers, to enter into subadvisory agreements and to amend subadvisory agreements on behalf of the Fund without further shareholder approval ("Subadviser Approval Policy"). Shareholders are being asked to approve this policy at the Meeting to permit JMIC to make changes in the subadvisory arrangements for the Fund in the future without having to incur the expense of another shareholder meeting. If approved by the Fund's shareholders, the policy would apply only to subadvisers that are not affiliated with JMIC and thus would not permit JMIC and the Board to appoint any JMIC affiliate (including AIGGIC and its affiliated managers) to serve as subadviser to the Fund without shareholder approval.

      Over the years, the SEC has issued exemptive orders that permit advisers and fund Boards to appoint and replace subadvisers that are not affiliated with the adviser, and to amend subadvisory agreements with these subadvisers, without obtaining shareholder approval. One of the conditions imposed by the SEC is that a fund's shareholders must approve the Subadviser Approval Policy before an adviser and the Board may implement it. Without the exemptive order, the provisions of the 1940 Act require that the Fund's shareholders approve all new subadvisory agreements as well as material amendments to any existing subadvisory agreement.

      The SEC recently proposed a new rule that would allow an adviser to serve as a mutual fund subadviser without first obtaining approval from the fund's shareholders, subject to certain conditions. If adopted, the proposed rule would eliminate the need for funds to seek exemptive relief from the SEC as described above. The proposed rule would still require that, except in the case of a newly offered fund, shareholders approve the Subadviser Approval Policy. The Subadvisor Approval Policy would not apply if the subadviser is affiliated with the adviser. Thus, the Subadvisor Approval Policy would not apply to AIGGIC because AIGGIC is an affiliate of JMIC.

      If shareholders approve this proposal, JMIC, subject to any final regulations adopted by the SEC, and subject to approval by the Board, including a majority of the independent Trustees, would evaluate, select and retain unaffiliated subadvisers for the Fund and modify the subadvisory agreements with these unaffiliated subadvisers without obtaining further approval of the Fund's shareholders whenever JMIC and the Board believe these actions would benefit the Fund and its shareholders. As explained below, shareholders would receive detailed information regarding any new subadviser.

CURRENT SUBADVISER APPROVAL PROCESS

      Currently, the holders of a majority of the Fund's outstanding shares must approve any subadvisory contract between JMIC and another investment adviser pursuant to which the other adviser provides the Fund with investment management services. Shareholder approval is required in addition to approval by the Board and a majority of the independent Trustees.

PROPOSED SUBADVISER APPROVAL POLICY

      The proposed Subadviser Approval Policy would permit JMIC, subject to the approval of the Board, including a majority of the independent Trustees, to appoint and replace subadvisers and to amend subadvisory contracts without obtaining shareholder approval. The Subadviser Approval Policy thus would permit JMIC to change subadvisers or subadvisory arrangements, for example, in the following types of situations: (1) the subadviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the Fund have moved from the subadviser to another investment advisory firm;
(3) there is a change of control of the subadviser; (4) JMIC decides to diversify the Fund's management by adding another subadviser; or (5) there is a change in investment style of the Fund. The Subadviser Approval Policy will not be used to approve any subadviser that is affiliated with JMIC, as that term is used in the 1940 Act, or materially amend any subadvisory contract with an affiliated subadviser.

      Approval of the Subadviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, JMIC, any subadviser, or any subadvisory contract, other than the requirement to call and hold a meeting of the Fund's shareholders for the purpose of approving a subadvisory contract. The Board, including the independent Trustees, will continue to evaluate and approve all new subadvisory contracts between JMIC and any subadviser as well as all changes to existing subadvisory contracts. Notice to shareholders regarding such changes will be provided consistent with applicable SEC rules or exemptive order.

      If the Fund's shareholders are not satisfied with the subadvisory arrangements that JMIC and the Board implement under the Subadviser Approval Policy, they would, of course, be able to exchange or sell their shares.

      Shareholder  approval of this  Proposal 3 will not change the total amount
of   management   fees  paid  by  the  Fund  to  JMIC  or  JMIC's   duties   and
responsibilities toward the Fund under the Advisory Agreement.

BENEFITS OF THE SUBADVISORY APPROVAL POLICY

      The Board believes that it is in the best interests of the Fund's shareholders to give JMIC the maximum flexibility to select, supervise and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract (pursuant to which the Fund's Interim Advisory Agreement and Interim Subadvisory Agreement were adopted), a fund's current advisory contract must be terminated before the Rule can apply and a fund's shareholders still must approve both the resultant interim advisory and subadvisory contracts no later than 150 days after their effective date. Thus, even when a change in investment management arrangements involving one or more subadvisers can be put into place promptly on a temporary basis, a fund must still call and hold a meeting of the fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs are generally borne entirely by a fund. If JMIC and the Board can rely on the Subadviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated subadviser when the Board and JMIC believe that the appointment would benefit the Fund and its shareholders.

      Also, the Board will oversee the subadviser selection process to ensure that shareholders' interests are protected whenever JMIC selects a subadviser or modifies a subadvisory contract. The Board, including a majority of the independent Trustees, will continue to evaluate and approve all new subadvisory contracts as well as any modification to existing subadvisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Board will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that JMIC continues to act in the best interests of the Funds and their shareholders.

REQUIRED VOTE

      Approval of Proposal 3 requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

            ---------------------------------------------------------

                        FURTHER INFORMATION ABOUT VOTING
                           AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION

      The presence, in person or by proxy, of a majority of the shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at a Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposals in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.

      Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be votes "AGAINST" Proposals 1, 2, 3 and 4 because these proposals require the affirmative vote of a specified majority of the Fund's outstanding shares.

      All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of each proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the Advisory Agreement, "FOR" the Subadvisory Agreement, "FOR" the Subadvisory Policy, and "FOR" or "AGAINST" any other business which may properly arise at the Meeting, in the proxies' discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

THE ADMINISTRATOR

      U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207 serves as the Trust's administrator.

THE DISTRIBUTOR

      Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207, serves the principal underwriter or distributor for the shares of each series of the Trust, including Fund shares.

OTHER BUSINESS

      The Board knows of no other business to be brought before the shareholder meeting. However, if any other matters properly come before the shareholder meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies on the enclosed proxy card.

SHAREHOLDER PROPOSALS

      As a general matter, the Fund does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at [________________]. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

                                            By order of the Boards of Trustees,



                                            Wayne G. Willems
                                            Chairman and President
                                            Brazos Mutual Funds

March __, 2004

                                   APPENDIX A
                                   ----------

      As of January 31, 2004, the following shareholders are shown on the Fund's records as owning more than 5% of a class of its shares:


            CLASS       SHAREHOLDER                    PERCENTAGE
                                                        OWNERSHIP

                                 [TO BE UPDATED]

                                   APPENDIX B
                                   ----------

                     PROPOSED INVESTMENT ADVISORY AGREEMENT
                     --------------------------------------

      AGREEMENT made this __ day of __________, 2004 by and between Brazos Mutual Funds, a Delaware statutory trust (the "Trust") and John McStay Investment Counsel, L.P., a Delaware limited partnership (the "Adviser").

      1. INVESTMENT MANAGEMENT DUTIES. The Trust hereby appoints the Adviser to act as investment adviser to the Trust, on behalf of the Real Estate Securities Portfolio (the "Portfolio"), for the period and on such terms as set forth in this Agreement. Subject to the delegation of any duties to one or more investment subadvisers ("Subadvisers") as provided in Section 3 herein, the Trust appoints the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased, held, sold or exchanged for the Portfolio, and the portion of the Portfolio's assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and restrictions of the Portfolio, as stated in the then-current Form N-1A Registration Statement of the Portfolio ("Registration Statement"), applicable laws and regulations, and such other standards as the Board may reasonably establish. The Adviser acAIGGICts such appointment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      2. PORTFOLIO TRANSACTIONS. Subject to the delegation of any duties to one or more Subadvisers as provided in Section 3 herein, the Adviser is responsible for decisions to buy or sell securities and other investments for the assets of the Portfolio, broker-dealers and futures commission merchants'
selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the
Adviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficult of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Adviser's overall responsibility with respect to such Portfolio and to other clients as to which the Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, including Section 17(e) of the Act and Rule 17e-1 thereunder, the Adviser may engage its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for the Portfolio. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Adviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Adviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

      3.   RETENTION OF SUBADVISERS.

      (a) Subject to Board and Portfolio shareholder approval to the extent required by the 1940 Act and related rules, and subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, Adviser, at its own expense, may delegate to one or more Subadvisers any responsibilities of the Adviser as set forth in Sections 1 or 2 of this Agreement.

      (b) Subject to Board and Portfolio shareholder approval to the extent required by the 1940 Act and related rules, and subject to the general supervision and control of the Board, Adviser will have full discretion to (i) select new or additional Subadvisers for the Portfolio, (ii) enter into and materially modify existing Subadvisory Agreements, and (iii) terminate and replace any Subadviser. To the extent that Adviser has delegated responsibility to more than one Subadviser pursuant to Section 3, Adviser will assess the Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of the Portfolio's assets among one or more current or additional Subadvisers from time to time, as Adviser deems appropriate, to enable the Portfolio to achieve its investment goals. In addition, Adviser will monitor compliance of each Subadviser with the investment objectives, policies and restrictions of the Portfolio (or portions of the Portfolio) under the management of such Subadviser, monitor compliance with brokerage execution standards, and review and report to the Board on the performance of each Subadviser. Adviser will furnish, or cause the appropriate Subadvisers to furnish, to the Trust such statistical information, with respect to the investments that the Portfolio (or portions of the Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On Adviser's own initiative, Adviser will apprise, or cause the appropriate Subadvisers to apprise, the Trust of important developments materially affecting the Portfolio (or any portion of the Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, Adviser agrees to furnish, or cause the appropriate Subadvisers to furnish, to the Board such periodic and special reports as the Board may reasonably request. In addition, Adviser agrees to cause the appropriate Subadvisers to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

      4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1, 2 and 3 of this Agreement, the Trust, on behalf of the Portfolio, shall pay to the Adviser in monthly installments, an advisory fee equal to one-twelfth of 0.40% of the Portfolio's average daily net assets for the month.

      In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

      Adviser may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder. In addition to any amounts otherwise payable to Adviser as an advisory fee for current services under this Agreement, the Trust shall be obligated to pay Adviser amounts previously waived or expenses paid by Adviser with respect to the Portfolio, provided that such additional payments are made not inconsistent with the then-current Registration Statement.

      5. OTHER SERVICES. At the request of the Trust, the Adviser in its discretion may make available to the Trust office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Trust at the Adviser's cost.

      6. REPORTS. The Trust and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

      7. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.

      8. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940
Act"), the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder of the Trust, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Trust.

      9. DURATION AND TERMINATION. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to the Portfolio unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

      (a) By vote of a majority of the (i) Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust or Adviser ("Independent Board Members") or (ii) outstanding voting shares of the Portfolio (as defined in the 1940 Act), the Portfolio may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to Adviser.

      (b) This Agreement will terminate automatically, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Portfolio by the affirmative vote of a majority of the outstanding shares (as defined in the 1940
Act) of the Portfolio, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Portfolio for their approval and such shareholders fail to approve such continuance as provided herein, the Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

      (c) Adviser may at any time terminate this Agreement, without the payment of any penalty, by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust.

      (d) This Agreement automatically and immediately shall terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act).

      Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

      10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) to the extent required by the 1940 Act and related regulations, by vote of a majority of the outstanding voting securities of the Portfolio.

      11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      12. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

      13. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      14. HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      15. LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligations of the Portfolio under this Agreement is not binding upon the Board members or the shareholders individually but are binding only upon the assets and property of the Portfolio.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.



JOHN McSTAY INVESTMENT COUNSEL, L.P.               BRAZOS MUTUAL FUNDS

By__________________________                       By___________________________
  [-----------------]                                [------------------]

                                   APPENDIX C

                      ADDITIONAL INFORMATION REGARDING JMIC
                      -------------------------------------

      JMIC, which was formed in 1983, is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and is a SEC-registered investment adviser. On June 30, 1999, JMIC reorganized and completed the sale of an 80% interest in JMIC to American International Group, Inc. ("AIG"), resulting in JMIC becoming a majority owned indirect subsidiary of AIG and minority owned by the employees of JMIC. AIGGIC is the direct parent company of JMIC.

      AIG is one of the world's leading international insurance and financial services organizations, with operations in approximately 130 countries and jurisdictions. AIG member companies serve commercial, institutional and individual customers through an extensive worldwide property casualty and life insurance network. In the United States, AIG companies are the largest underwriters of commercial and industrial insurance and AIG Americas General is a top-rated life insurer. AIG's global businesses also include financial services, retirement services and asset management. As of December 31, 2003, JMIC had approximately $___ billion in assets under management. AIG's headquarters are located at 70 Pine Street, New York, New York 10270.

      The names, titles, and principal occupations of the current principal executive officers, partners and directors of JMIC, as well as their current position and/or office with the Trust, are as follows:

NAME AND PRINCIPAL ADDRESS*     POSITION AND OFFICES WITH JMIC        POSITION AND OFFICES
                                                                         WITH THE TRUST
Wayne G. Willems                Managing Partner                      Chairman, President,
                                                                         Chief Financial
                                                                      Officer and Treasurer

Patti Almanza                   Compliance Officer                       Vice President,
                                                                       Secretary and Chief
                                                                       Compliance Officer

William Conrad Doenges          Limited Partner and Director                   N/A

Brian Lee Gerber                Limited Partner and Director                   N/A

Steven Guterman                 Director                                       N/A

John Lynn Meder                 Limited Partner and Director                   N/A

Win Jay Neuger                  Director                                       N/A

                                             C-1

-------------------

* The business address of each person listed above is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225.

                                   APPENDIX D
                                   ----------

                    PROPOSED INVESTMENT SUBADVISORY AGREEMENT
                    -----------------------------------------

      AGREEMENT made as of the __ day of _________, 2004 (the "Effective Date"), between John McStay Investment Counsel, L.P., a limited partnership formed under the laws of the State of Delaware and having its principal place of business in Dallas, Texas ("JMIC"), and AIG Global Investment Corp., a corporation incorporated under the laws of the State of New Jersey and having its principal place of business in New York, New York (the "Subadviser").

      WHEREAS, JMIC serves as the investment adviser to the Brazos Real Estate Securities Portfolio (the "Portfolio"), a series of Brazos Mutual Funds (the "Trust"), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, under its Advisory Agreement with the Trust on behalf of the Portfolio ("Advisory Agreement"), JMIC is authorized to appoint subadvisers for the Portfolio; and

      WHEREAS, JMIC wishes to retain the Subadviser to render investment advisory services to the Portfolio; and

      WHEREAS, the Subadviser is willing to provide such services to the Portfolio and JMIC upon the terms and conditions and for the compensation set forth below;

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF SUBADVISER. JMIC hereby appoints the Subadviser to act as an investment adviser for the Portfolio in accordance with the terms and conditions of this Agreement. The Subadviser will be an independent contractor and will have no authority to act for or represent the Portfolio, the Trust or JMIC in any way or otherwise be deemed an agent of the Portfolio, the Trust or JMIC except as expressly authorized in this Agreement or another writing by the Portfolio, the Trust, JMIC and the Subadviser. The Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.    DUTIES OF SUBADVISER.

      (a) INVESTMENT PROGRAM. Subject to the control and supervision of JMIC and the Board of Trustees of the Trust (the "Board"), the Subadviser, at its own expense, shall provide to the Portfolio a continuous investment program for such portion of the Portfolio's assets that is allocated to it by JMIC from time to time. With respect to such assets, the Subadviser shall determine what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the assets of the Portfolio shall be held in cash or cash equivalents, and purchase and sell portfolio securities for the Portfolio. In accordance with Subsection (b) of this Section 2, the Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for the Portfolio's account and will exercise full discretion and act for the Portfolio in the same manner and with the same force and effect as the Portfolio might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

      In the performance of its duties, the Subadviser will act in the best interests of the Portfolio and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each,
(ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of the Portfolio, as stated in the then-current Form N-1A Registration Statement of the Portfolio ("Registration Statement"), (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or JMIC reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the reasonable written instructions of JMIC. JMIC shall be responsible for providing the Subadviser with current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2(a). JMIC shall provide the Subadviser with prior written notice of any material change to the Registration Statement that would affect the Subadviser's management of the Portfolio.

      (b) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Portfolio's assets, the Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, the Subadviser, bearing in mind the Portfolio's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

      Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker-dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion. In addition, subject to seeking best execution, JMIC or the

Subadviser also may (but is not required to) consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

      On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients over time.

      The Subadviser may buy securities for the Portfolio at the same time it is selling such securities for another client account and may sell securities for the Portfolio at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Portfolio and such other account if it deems this to be advantageous.

      The Subadviser will advise the Portfolio's custodian or such depository or agents as may be designated by the custodian and JMIC promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Portfolio's custodian may need to settle a security's purchase or sale. The Subadviser shall not have possession or custody of the Portfolio's investments. The Portfolio shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

      The Subadviser agrees that it shall not direct portfolio transactions for the Portfolio through any broker or dealer that is an "affiliated person" of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission), except as permitted under the 1940 Act. JMIC agrees that it will provide the Subadviser with a list of brokers and dealers that are affiliated persons of the Portfolio, or affiliated persons of such persons, and shall timely update that list as the need arises. JMIC agrees that any entity or person associated with JMIC or the Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust that is permitted by
Section 11(a) of the Exchange Act, and JMIC consents to the retention of compensation for such transactions.

      (c) EXPENSES. The Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Subadviser's duties under this Agreement. However, the Subadviser shall not be obligated to pay any expenses of JMIC, the Portfolio, or the Trust, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio and custodian fees and expenses.

      (d) VALUATION. Securities traded on a national securities exchange or The Nasdaq Stock Market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, the Subadviser, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to JMIC, or other applicable service providers for the Trust and the Portfolio, in determining the fair value of such securities, including providing market price information relating to these assets of the Portfolio. The Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the time as of which the Portfolio calculates its net asset value and that may affect the valuation of the Portfolio's portfolio securities and shall notify JMIC promptly of the occurrence of any such events.

      (e) REPORTS AND AVAILABILITY OF PERSONNEL. The Subadviser, at its expense, shall render to the Board and JMIC such periodic and special reports as the Board and JMIC reasonably may request with respect to matters relating to the duties of the Subadviser set forth herein. The Subadviser, at its expense, will make available to the Board and JMIC at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Portfolio and to consult with the Board and JMIC regarding the investment affairs of the Portfolio, including economic, statistical and investment matters relevant to the Subadviser's duties hereunder.

      (f) COMPLIANCE MATTERS. The Subadviser, at its expense, will provide JMIC with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. The Subadviser also shall cooperate with and provide reasonable assistance to JMIC, the Portfolio's administrator, the Portfolio's custodian, the Portfolio's transfer agent and pricing agents and all other agents and representatives of the Portfolio, the Trust and JMIC, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Portfolio, the Trust and JMIC, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

      (g) BOOKS AND RECORDS. The Subadviser will maintain for the Portfolio all books and records required to be maintained by the Portfolio pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Portfolio. Pursuant to Rule 31a-3 under the 1940 Act, the Subadviser agrees that: (i) all records it maintains for the Portfolio are the property of the Portfolio; (ii) it will surrender promptly to the Portfolio or JMIC any such records upon the Portfolio's or JMIC's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Portfolio. Notwithstanding subsection (ii) above, the Subadviser may maintain copies of such records, without limitation, to comply with its record keeping obligations.

      (h) PROXIES. The Subadviser will, unless and until otherwise directed by JMIC or the Board, vote proxies with respect to the Portfolio's securities and exercise rights in corporate actions or otherwise in accordance with the

Trust's proxy voting guidelines, as amended from time to time, which shall be provided to the Subadviser by JMIC.

3. ADVISORY FEE. JMIC shall pay to the Subadviser as compensation for the Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of the Portfolio at the annual rate 0.15%. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. JMIC (and not the Portfolio) shall pay such fees. If the Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of the Portfolio for such days.

4.      REPRESENTATIONS AND WARRANTIES.

        (A) SUBADVISER. The Subadviser represents and warrants to JMIC that: (i) the retention of the Subadviser by JMIC as contemplated by this Agreement is authorized by the Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be a legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) the Subadviser is registered as an investment adviser under the Advisers Act; (v) the Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to JMIC, and shall cause its employees, officers and directors to furnish to JMIC all reports and information required to be provided under such code of ethics with respect to such persons; (vi) the Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) the Subadviser will promptly notify JMIC of the occurrence of any event that would disqualify the Subadviser from serving as investment subadviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise; (viii) the Subadviser has provided JMIC with a copy of its Form ADV as most recently filed with the SEC and will furnish a copy of all amendments to JMIC at least annually; and (ix) the Subadviser will notify JMIC of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of the Subadviser, as applicable, and any changes in the key personnel who are the portfolio managers of the Portfolio, in each case prior to or promptly after, such change.

        (B) JMIC. JMIC represents and warrants to the Subadviser that: (i) the retention of the Subadviser by JMIC as contemplated by this Agreement is authorized by the respective governing documents of the Trust and JMIC; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or JMIC or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and JMIC and when executed and delivered by JMIC will be a legal, valid and binding obligation of the Portfolio, the Trust and JMIC, enforceable against the Trust and JMIC in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) JMIC is registered as an investment adviser under the Advisers Act; (v) JMIC has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that JMIC and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) JMIC is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) JMIC will promptly notify the Subadviser of the occurrence of any event that would disqualify JMIC from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5. LIABILITY OF THE SUBADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Subadviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Subadviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of the Subadviser's fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Subadviser shall not be subject to any liability whatsoever to JMIC or the Trust, or to any shareholder of the Portfolio, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio. No provision of this Section 5 is intended to create any rights whatsoever to any third parties, including without limitation the shareholders of the Portfolio.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to the Portfolio unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

        (a) By vote of a majority of the (i) Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, JMIC or the Subadviser ("Independent Board Members") or (ii) outstanding voting shares of the Portfolio (as defined in the 1940 Act), the Portfolio may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to JMIC and the Subadviser.

        (b) This Agreement will terminate automatically, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Portfolio by the affirmative vote of a majority of the outstanding shares (as defined in the 1940
Act) of the Portfolio, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Portfolio for their approval and such shareholders fail to approve such continuance as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

        (c) JMIC may at any time terminate this Agreement, without the payment of any penalty, by written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser, and the Subadviser may at any time, without the payment of any penalty, terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to JMIC.

        (d) This Agreement automatically and immediately shall terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or if the Advisory Agreement shall terminate for any reason.

        (e) Any notice of termination served on the Subadviser by JMIC shall be without prejudice to the obligation of the Subadviser to complete transactions already initiated or acted upon. Upon termination without reasonable notice by JMIC, the Subadviser will be paid certain previously agreed upon expenses the Subadviser necessarily incurs in terminating the Agreement.

        Upon termination of this Agreement, the duties of JMIC delegated to the Subadviser under this Agreement automatically shall revert to JMIC. Notwithstanding any termination of this Agreement, Sections 5, 9(a), 9(b), 9(d), 10(a), 10(c) and 10(g) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff.

8. SERVICES NOT EXCLUSIVE. The services of the Subadviser to JMIC are not to be deemed exclusive, and the Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

9.      ADDITIONAL AGREEMENTS.

        (A) ACCESS TO INFORMATION. The Subadviser shall, upon reasonable notice, afford JMIC at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish JMIC with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate the Subadviser to provide JMIC with access to the books and records of the Subadviser relating to any other accounts other than the Portfolio.

        (B) CONFIDENTIALITY. The Subadviser shall treat confidentially and as proprietary information of the Trust and the Portfolio all records and information (including investment holdings and activities of the Portfolio) relative to the Trust and the Portfolio and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Subadviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. Notwithstanding the above, the Subadviser may disclose: (i) the identity of the Trust and the Portfolio as part of any representative list of clients of the Subadviser; (ii) the investment results and other data of the Portfolio (without identifying the Portfolio or the Trust) in connection with providing composite investment results of clients of the Subadviser; and (iii) investments and transactions with respect to the Portfolio (without identifying the Trust or the Portfolio) in connection with providing composite information of clients of the Subadviser, provided that such disclosure will not be made in such a manner that may reasonably have an adverse effect on the trading activities of the Portfolio.

        (C) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

        (D) NOTIFICATIONS. The Subadviser agrees that it will promptly notify JMIC in the event that the Subadviser or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

        (E) INSURANCE. The Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of the Subadviser's business activities.

        (F) SHAREHOLDER MEETING EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders solely due to actions involving the Subadviser, including, without limitation, a change of control of the Subadviser, the Subadviser shall bear all reasonable expenses associated with such shareholder meeting.

10.     MISCELLANEOUS.

        (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

JMIC:          John McStay Investment Counsel, L.P.
               5949 Sherry Lane, Suite 1600
               Dallas, Texas 78988
               Facsimile No.: (214) 365-1000
               Attention:  Compliance Department

Subadviser:    AIG Global Investment Corp.
               175 Water Street, 25th Floor
               New York, New York 10038
               Facsimile No.:  ___________________
               Attention:  Richard Biegen

With a copy to:

               AIG Global Investment Corp.
               General Counsel
               70 Pine Street
               New York, New York 10270

        (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

        (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

        (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof.

        (G) LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligations of the Portfolio under this Agreement are not binding upon the Trustees or the shareholders individually but are binding only upon the assets and property of the Portfolio.

          IN WITNESS WHEREOF, JMIC and the Subadviser have caused this Agreement to be executed as of the date first set forth above.


                                            John McStay Investment Counsel, L.P.


                                            By:  _______________________________
                                            Name:
                                            Title:




                                            AIG Global Investment Corp.


                                            By:  _______________________________
                                            Name:
                                            Title:

                                   APPENDIX E
                                   ----------

                     ADDITIONAL INFORMATION REGARDING AIGGIC
                     ---------------------------------------

      AIGGIC is an SEC-registered investment adviser with its principal place of business located at 175 Water Street, 25th Floor, New York, New York 10038. AIGGIC is an indirect wholly-owned subsidiary of AIG. AIGGIC is an affiliate of JMIC. AIGGIC has extensive experience in providing indexing services to clients. As of December 31, 2003, AIGGIC and its affiliated managers had approximately $395 billion of assets under management, approximately $58 billion of which relate to assets of non-AIG clients and as of November 30, 2003, had approximately $6.5 billion of assets under management in client accounts that track a particular index. AIGGIC will manage the Portfolio using a team approach.

        The names, titles, and principal occupations of the current principal executive officers and directors of AIGGIC are as follows:


         NAME AND PRINCIPAL ADDRESS*    POSITION AND OFFICES WITH AIGGIC
         ---------------------------    --------------------------------

         Win Jay Neuger                 Chairman, Director and Chief Executive
                                        Officer

         Hans Danielsson                Director and Senior Managing Director

         Edward Easton Matthews         Director

         Larry Mellinger                Senior Managing Director

         Ernest Theodore Patrikis       Director

         Richard Waldo Scott            Director and Senior Managing Director


-------------------

* The business address of each person listed above is 175 Water Street, New York, New York 10038.

                                   PROXY CARD

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2004

The undersigned, [NAME OF SHAREHOLDER], a shareholder ("Shareholder") of the Real Estate Securities Portfolio, a series of Brazos Mutual Funds ("Trust"), hereby appoints Patti Almanza and Angie Perez, and each of them, proxies with several powers of substitution, (i) to vote the Shareholder's shares as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Fund ("Special
Meeting"),  or  any  adjournment  thereof,  as  described  in the  Fund's  Proxy
Statement, (ii) to vote, in adjournment thereof, as described in the Fund's Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before such meeting.

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. RECEIPT OF THE NOTICE OF MEETING AND THE PROXY STATEMENT ACCOMPANYING THIS PROXY CARD IS ACKNOWLEDGED BY THE UNDERSIGNED.



                                   VOTE VIA THE INTERNET:  [https://_________]
                                   VOTE VIA THE TELEPHONE:  [_______________]
                                   VOTE VIA THE FAX: [_______________]
                                   [CONTROL NUMBER 999 9999 9999 999]


Note: Pleas sign this proxy
exactly as your name or names
appears hereon. Joint owners
should each sign personally.
Trustees and other fiduciaries
should indicate the capacity
in which they sign, and where
more than one name appears,
a majority must sign. If a
corporation, partnership or
other entity, this signature
should  state his or her title.

________________________________
Signature

________________________________
Signature of joint owner, if any

________________________________
Date






        PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE

                                   PROXY CARD

Proxy cards executed by a Shareholder may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone or by the Internet.

This Proxy Card, when properly executed, will be voted consistent with the voting instructions provided by the Shareholder. IF NO DIRECTION IS GIVEN ON THIS PROPOSAL, THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL:

1. To vote on the New Investment Advisory Agreement with John McStay Investment Counsel, L.P.:

          FOR                    AGAINST                 ABSTAIN

        [  ]                     [  ]                     [  ]

2. To vote on the New Investment Subadvisory Agreement between John McStay Investment Counsel, L.P. and AIG Global Investment Corp., on behalf of the Real Estate Securities Portfolio:

          FOR                    AGAINST                 ABSTAIN

        [   ]                    [   ]                    [  ]

3. To permit John McStay Investment Counsel, L.P. and the Board of Trustees of Brazos Mutual Funds to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements on behalf of the Real Estate Securities Portfolio without further shareholder approval:

          FOR                    AGAINST                 ABSTAIN

        [   ]                    [   ]                    [  ]